EXHIBIT 10.1
















                     1ST COLONIAL NATIONAL BANK

                     EMPLOYEE STOCK OPTION PLAN



                       TABLE OF CONTENTS


                                                            Page

Article


Article 1.     PURPOSE OF THE PLAN ......................... 3

Article 2.     DEFINITIONS ................................. 3

Article 3.     ADMINISTRATION OF THE PLAN .................. 4

Article 4.     COMMON STOCK SUBJECT TO THE PLAN ............ 6

Article 5.     STOCK OPTIONS ............................... 6

Article 6.     ELIGIBILITY ................................. 9

Article 7.     TERM AND EXERCISE OF OPTIONS ................10

Article 8.     TERMINATION OF EMPLOYMENT ...................16

Article 9.     ADJUSTMENT PROVISIONS .......................17

Article 10.    GENERAL PROVISIONS ..........................19



Article 1.  PURPOSE OF THE PLAN

     1.1   Purpose - The 1st Colonial National Bank Employee
                 Stock Option Plan (the "Plan") is intended to provide key employees of 1st Colonial National Bank (the "Bank") and any of its Subsidiaries an opportunity to acquire Common Stock of the Bank. The Plan is designed to help the Bank attract, retain and motivate key employees to make substantial contributions to the success of the business. Stock Options are granted under the Plan based on the Participant's level of responsibility and performance within the Bank.

     1.2   Stock Options to be Granted - Incentive Stock Options
                 within the meaning of Code Section 422(b) and Nonqualified Stock Options may be granted within the limitations of the Plan herein described.

Article 2.  DEFINITIONS

     2.1   "Agreement" - The written instrument evidencing the
                 grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more Options.

     2.2   "Bank" - 1st Colonial National Bank.

     2.3   "Board" - The Board of Directors of the Bank.

     2.4   "Code" - The Internal Revenue Code of 1986, as
                 amended.

     2.5   "Committee" - The Committee which the Board appoints
                 to administer the Plan.

     2.6   "Common Stock" - The common stock of the Bank
                 ($1.00 par value) as described in the Bank's
                 Articles of Association, or such other stock as shall be substituted therefor.

     2.7   "Employee" - Any key employee (including officers) of
                 the Bank or a Subsidiary.

     2.8   "Exchange Act" - The Securities Exchange Act of 1934,
                 as amended.

     2.9   "Incentive Stock Option" - A stock option intended to
                 satisfy the Requirements of Code
                 Section 422(b).

     2.10  "Nonqualified Stock Option" - A stock option other
                 than an incentive stock option.

     2.11  "Optionee" - A Participant who is awarded a Stock
                 Option pursuant to the provisions of the Plan.

     2.12  "Participant" - An Employee selected by the Committee to receive a grant of an Option under the Plan.

     2.13  "Plan" - The 1st Colonial National Bank Employee
                 Stock Option Plan.

     2.14  "Retirement" - The voluntary termination of
                 employment upon or following the attainment of age sixty-five.

     2.15  "Stock Option" or "Option" - An award of a right to
                 purchase Common Stock pursuant to the
                 provisions of the Plan.

     2.16  "Subsidiary" - A subsidiary corporation as defined in
                 Code Section 424(f) that is a subsidiary of the Bank.

Article 3.  ADMINISTRATION OF THE PLAN

     3.1   The Committee - The Plan shall be administered by a
                 committee of the Board (the "Committee") composed of two or more members of the Board, all of whom are "outside directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     3.2   Powers of the Committee -

                 (a) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by a majority of the disinterested members of the Board.

                 (b)   Subject to the terms, provisions and
                       conditions of the Plan and subject to
                       review and approval by a majority of the disinterested members of the Board, the Committee shall have exclusive jurisdiction to:

                          (i)   determine and select, based upon
                                the recommendation of the Bank's
                                Chief Executive Officer (except
                                as to herself or himself), the
                                Employees to be granted Options
                                (it being understood that more
                                than one Option may be granted
                                to the same person);

                          (ii)  determine the number of shares
                                subject to each Option;

                         (iii)  determine the date or dates when
                                the Options will be granted;

                          (iv)  determine the purchase price of
                                the shares subject to each
                                Option in accordance with
                                Article 5 of the Plan;

                          (v)  determine the date or dates when
                               each Option may be exercised
                               within the term of the Option
                               specified pursuant to Article 7
                               of the Plan;

                          (vi)  determine whether or not an
                                Option constitutes an Incentive
                                Stock Option; and

                         (vii)  prescribe the form, which shall
                                be consistent with the Plan, of
                                the Agreement evidencing any
                                Options granted under the Plan.

     3.3   Terms - The grant of an Option under the Plan shall
                 be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

     3.4   Liability - No member of the Board or the Committee
                 shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Options granted under this Plan.

Article 4.  COMMON STOCK SUBJECT TO THE PLAN

     4.1   Common Stock Authorized - The aggregate number of
                 shares of Common Stock for which Options may be granted under the Plan shall not exceed
                 5% of the issued and outstanding shares of Common Stock on the date the Bank first opens for business. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

     4.2   Shares Available - The Common Stock to be issued upon
                 exercise of Options granted under the Plan shall be the Common Stock made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Bank, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to option under the Plan.

Article 5.  STOCK OPTIONS

     5.1   Exercise Price - The exercise price of Common Stock
                 shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value in the case of an Incentive Stock Option granted to any individual described in Section 6.2 of the Plan. The exercise price shall be subject to adjustment as provided in Article 9 of the Plan.

     5.2   Limitation on Incentive Stock Options - The aggregate
                 fair market value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Bank and Subsidiaries) shall not exceed $100,000.

     5.3   Determination of Fair Market Value -

                 (a) During such time as Common Stock is not listed on an established stock exchange or exchanges but is listed in the NASDAQ National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the Option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

                 (b) During such time as the Common Stock is not listed on an established stock exchange or in the NASDAQ National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day of the grant, and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

                 (c)   If the Common Stock is listed on an
                       established stock exchange, the fair
                       market value shall be deemed to be the
                       closing price of Common Stock on such
                       stock exchange on the day the Option is
                       granted or, if no sale of Common Stock
                       has been made on such stock exchange on
                       that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

                 (d) In the event that the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available on the date of a grant, then fair market value will be the price established by the Committee in good faith.

     5.4   Limitation on Grants - Grants to any Employee under
                       this Plan, during any period of 12
                       consecutive months, shall not exceed in
                       the aggregate Options to acquire more
                       than 11,500 shares of Common Stock. Such limitation shall be subject to adjustment in the manner described in Article 9 and by giving effect to any adjustment in other Options granted during the relevant 12 month period.

     5.5   Transferability of Options - Unless otherwise
                       designated by the Committee to the
                       contrary, each Option granted under the
                       Plan shall by its terms be non-
                       transferable by the Optionee (except by
                       will or the laws of descent and
                       distribution), and each Option shall be
                       exercisable during the Optionee's
                       lifetime only by the Optionee, his
                       guardian or legal representative or by
                       such other means as the Committee may
                       approve from time to time, provided that, if the Bank is at the time of such approval subject to the provisions of either Section 16(b) of the Exchange Act or Rule 16b-3 thereunder, as either may be amended from time to time (or any law, rule, regulation or other provision that may hereafter replace such Section or
                       Rule), such means is not inconsistent
                       with or contrary to such Section or Rule or replacement thereof. An Optionee may also designate a beneficiary to exercise his or her Options after the Optionee's death. The Committee may amend outstanding Options to provide for transfer, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

Article 6.  ELIGIBILITY

     6.1   Participation - Options shall be granted only to
                       persons who are considered key employees of the Bank, as determined by the Committee, based upon the recommendation of the Chief Executive Officer (except as to herself or himself) and ratified by a majority of the disinterested members of the Board.

     6.2   Incentive Stock Option Eligibility - Notwithstanding
                       any other provision of the Plan, an
                       individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Bank or of a Subsidiary shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 5.1 and 7.1 of the Plan are satisfied. For purposes of this
                       Section 6.2, in determining stock
                       ownership, an individual shall be
                       considered as owning the stock owned,
                       directly or indirectly, by or for his
                       brothers and sisters (whether by the
                       whole or half blood), spouse, ancestors
                       and lineal descendants.  Stock owned,
                       directly or indirectly, by or for a
                       corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

Article 7.  TERM AND EXERCISE OF OPTIONS

     7.1   Termination -

                       (a)   Each Option granted under the Plan
                             shall terminate on the date
                             determined by the Committee and
                             approved by a majority of the
                             disinterested members of the Board,
                             and specified in the Agreement;
                             provided, however, that (i) each
                             intended Incentive Stock Option
                             granted to an individual described
                             in Section 6.2 of the Plan shall
                             terminate not later than five years
                             after the date of the grant,
                             (ii) each other intended Incentive
                             Stock Option shall terminate not
                             later than ten years after the date
                             of grant, and (iii) each Option
                             granted under the Plan which is
                             intended to be a Nonqualified Stock
                             Option shall terminate not later
                             than ten years after the date of
                             grant.  Except as otherwise
                             provided in Section 8.4, each
                             Option granted under the Plan
                             shall become exercisable only after
                             the earlier of the date on which
                             (i) the Optionee has completed one
                             year of continuous employment with
                             the Bank or a Subsidiary
                             immediately following the date of
                             the grant of the Option, but only
                             to the extent of 20% of the shares
                             covered by the Option (the
                             "Anniversary Date"), or (ii) a
                             case the option shall be
                             exercisable with respect to 33.33%
                             of the shares covered thereby for
                             each Anniversary Date that occurred
                             prior to the date of the Change in
                             Control.  (For example, if a Change
                             in Control occurs two and one-half
                             years after the date the option was
                             granted, two anniversary dates
                             would have occurred and, therefore,
                             66.66% of the shares covered by the
                             option would be exercisable.)  With
                             respect to options exercisable
                             under clause (i) above, the Option
                             shall be exercisable with respect
                             to an additional 20% of the shares
                             covered thereby on each successive
                             Anniversary Date after the first
                             Anniversary Date.  The Committee at
                             its discretion may provide further
                             limitations on the exercisability
                             of Options granted under the Plan.
                             An Option may be exercised only
                             during the continuance of the
                             Optionee's employment, except as
                             provided in Article 8.

                       (b)   For purposes of Section 7.1(a), a
                             "Change in Control" shall be deemed
                             to have occurred upon the happening
                             of any of the following:

                             (i)   any "Person" (as such term is
                                   used in Sections 13(d) and
                                   14(d) of the Exchange Act
                                   (except for (1) the Bank or
                                   any Subsidiary, or (2) any of
                                   the Bank's employee benefit
                                   plans (or any trust forming a
                                   part thereof) (the "Benefit
                                   Plan(s)")) is or becomes the
                                   beneficial owner, directly or
                                   indirectly, of the Bank's
                                   securities representing 19.9%
                                   or more of the combined
                                   voting power of the Bank's
                                   then outstanding securities,
                                   other than pursuant to an
                                   excepted transaction
                                   described in Clause (iii)
                                   below;

                             (ii)  a binding written agreement
                                   is executed (and, if legally
                                   required, approved by the
                                   Bank's stockholders)
                                   providing for a sale,
                                   exchange, transfer or other
                                   disposition of substantially
                                   all of the assets of the Bank
                                   to another entity, except to
                                   an entity controlled directly
                                   or indirectly by the Bank;

                             (iii) the stockholders of the Bank
                                   approve a merger,
                                   consolidation, share
                                   exchange, division or other
                                   reorganization of or relating
                                   to the Bank, unless:

                                   (A)  the stockholders of the
                                        Bank immediately before
                                        such merger,
                                        consolidation, share
                                        exchange, division or
                                        reorganization, own,
                                        directly or indirectly
                                        immediately following
                                        such merger,
                                        consolidation, share
                                        exchange, division or
                                        reorganization at least
                                        66-2/3% of the combined
                                        voting power of the
                                        outstanding voting
                                        securities of the Bank
                                        resulting from such
                                        merger, consolidation,
                                        share exchange, division
                                        or reorganization (the
                                        "Surviving Bank") in
                                        substantially the same
                                        proportion as their
                                        ownership of the voting
                                        securities immediately
                                        before such merger,
                                        consolidation, share
                                        exchange, division or
                                        reorganization; and

                                   (B)  the individuals who,
                                        immediately before such
                                        merger, consolidation,
                                        share exchange, division
                                        or reorganization, are
                                        members of the Board
                                        (the "Incumbent Board"),
                                        continue to constitute
                                        at least 66-2/3% of the
                                        Board of Directors of
                                        the Surviving Bank;
                                        provided, however, that
                                        if the election, or
                                        nomination for election
                                        by the Bank's
                                        stockholders of any new
                                        director was approved by
                                        a vote of at least
                                        66-2/3% of the Incumbent
                                        Board, such new director
                                        shall, for the purposes
                                        hereof, be considered a
                                        member of the Incumbent
                                        Board; provided further,
                                        however, that no
                                        individual shall be
                                        considered a member of
                                        the Incumbent Board if
                                        such individual
                                        initially assumed office
                                        as a result of either an
                                        actual or threatened
                                        "Election Contest" (as
                                        described in Rule 14a-11
                                        promulgated under the
                                        Exchange Act) or other
                                        actual or threatened
                                        solicitation of proxies
                                        or consents by or on
                                        behalf of a Person other
                                        than the Board (a "Proxy
                                        Contest") including by
                                        reason of any agreement
                                        intended to avoid or
                                        settle any Election
                                        Contest or Proxy
                                        Contest; and

                                   (C)  no Person (except
                                        (1) the Bank or any
                                        Subsidiary, (2) any
                                        Benefit Plan, (3) the
                                        Surviving Bank or any
                                        subsidiary of the
                                        Surviving Bank, or
                                        (4) any Person who,
                                        immediately prior to
                                        such merger,
                                        consolidation, share
                                        exchange, division or
                                        reorganization had
                                        beneficial ownership of
                                        19.9% or more of the
                                        then outstanding voting
                                        securities of the Bank)
                                        has beneficial ownership
                                        of 19.9% or more of the
                                        combined voting power of
                                        the Surviving Bank's
                                        then outstanding voting
                                        securities immediately
                                        following such merger,
                                        consolidation, share
                                        exchange, division or
                                        reorganization;

                             (iv)  a plan of liquidation or
                                   dissolution of the Bank,
                                   other than pursuant to
                                   bankruptcy or insolvency
                                   laws, is adopted; or

                             (v)   during any period of two
                                   consecutive years,
                                   individuals, who at the
                                   beginning of such period,
                                   constituted the Board cease
                                   for any reason to constitute
                                   at least a majority of the
                                   Board, unless the election,
                                   or the nomination for
                                   election by the Bank's
                                   stockholders, of each new
                                   director was approved by a
                                   vote of at least 66-2/3% of
                                   the directors then still in
                                   office who were directors at
                                   the beginning of the period;
                                   provided, however, that no
                                   individual shall be
                                   considered a member of the
                                   Board at the beginning of
                                   such period if such
                                   individual initially assumed
                                   office as a result of either
                                   an actual or threatened
                                   Election Contest or Proxy
                                   Contest, including by reason
                                   of any agreement intended to
                                   avoid or settle any Election
                                   Contest or Proxy Contest.

                    Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of securities representing 19.9% or more of the combined voting power of the Bank's then outstanding securities solely as a result of an acquisition by the Bank of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person; provided, however, that if a Person becomes a beneficial owner of 19.9% or more of the combined voting power of the Bank's then outstanding securities by reason of share repurchases by the Bank and thereafter becomes the beneficial owner, directly or indirectly, of any additional voting securities of the Bank (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred with respect to such Person under Clause (i).

     7.2   Exercise -

                 (a) A person electing to exercise an Option shall give written notice to the Bank of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his Option by tendering to the Bank shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to his Option (with the fair market value of such stock to be determined in the manner provided in Section 5.3 hereof) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied.

                 (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

                 (c)   In addition, at the request of the
                       Participant and to the extent permitted
                       by applicable law, the Bank may, in its
                       sole discretion, selectively approve
                       arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Bank the exercise price of the Options being exercised, and the Bank, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

Article 8.  TERMINATION OF EMPLOYMENT

     8.1   Retirement - In the event of Retirement, an Option
                  shall lapse at the earlier of the
                  expiration of the term of the Option or
                  three months from the date of
                  Retirement.

     8.2   Death or Disability - In the event of termination of
                  employment due to death or disability (as defined in Code Section 72(m)), the Option shall lapse at the earlier of the expiration of the term of the Option or three months after termination due to any such cause.

     8.3   Other Termination - In the event of termination of
                  employment for any reason other
                  than is described in Section 8.1 or 8.2, all Options shall lapse as of the date of Termination; provided, however, that the Committee may, in its discretion, waive the lapse provisions of this Section 8.3 and permit the exercise of an Option until a date which is the earlier of the expiration of the term of such Option or three months from the date of termination of employment.

Article 9.  ADJUSTMENT PROVISIONS

     9.1   Share Adjustments -

                 (a)   In the event that the shares of Common
                       Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Bank or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of Common Stock which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

                 (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

                 (c)   The grant of an Option pursuant to the
                       Plan shall not affect in any way the
                       right or power of the Bank to make
                       adjustments, reclassifications,
                       reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     9.2   Corporate Changes - A dissolution or liquidation of
                 the Bank, or a merger or consolidation in which the Bank is not the surviving entity, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options.

     9.3   Fractional Shares - Fractional shares resulting from
                 any adjustment in Options pursuant to this
                 Article 9 may be settled as a majority of the disinterested members of the Board or the Committee (as the case may be) shall determine.

     9.4   Binding Determination - To the extent that the
                 foregoing adjustments relate to stock or securities of the Bank, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Bank to each holder of an Option which shall have been adjusted.

Article 10.  GENERAL PROVISIONS

     10.1  Effective Date - The Plan shall become effective upon its adoption by the Board, provided that any grant of an Option is subject to the approval of the Plan by the stockholders of the Bank within 12 months of the Plan's adoption by the Board.

     10.2  Termination of the Plan - Unless previously
                 terminated by the Board of Directors, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its adoption by the Board.

     10.3  Limitation on Termination, Amendment or Modification

                 (a)   The Board may at any time terminate,
                       amend, modify or suspend the Plan,
                       provided that without the approval of the stockholders of the Bank no amendment or modification shall be made by the Board which:

                             (i)   increases the maximum number
                                   of shares of Common Stock as
                                   to which Options may be
                                   granted under the Plan;

                             (ii)  changes the class of persons
                                   eligible to be granted
                                   Options under the Plan; or

                             (iii) otherwise requires the
                                   approval of stockholders
                                   under applicable tax,
                                   securities or other law.

                 (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

     10.4  No Right to Employment - Neither anything contained
                 in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue in the employ of the Bank or of any Subsidiary or limit in any respect the right of the Bank or of any Subsidiary to terminate the Optionee's employment at any time and for any reason.

     10.5  Withholding Taxes -  The Bank will require that an
                 Optionee, as a condition of the exercise of an Option, or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Bank is required to withhold in connection with the exercise of the Option.

     10.6  Listing and Registration of Shares -

                 (a)   No Option granted pursuant to the Plan
                       shall be exercisable in whole or in part if at any time a majority of the disinterested members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the disinterested members of the Board.

10.7  Comptroller of the Currency Requirements - If the Bank's
                 capital falls below the minimum
                 requirements of the Office of the Comptroller of the Currency (the "OCC"), the OCC may direct the Bank to require Optionees to either exercise or forfeit their Options granted pursuant to the Plan.